Exhibit 99

Name:   			                    Riverstone Holdings LLC

Address:			                    712 Fifth Avenue, 51st Floor
			                            New York, NY 10019

Designated Filer:			            Carlyle/Riverstone BPL Holdings II, L.P.

Issuer & Ticker Symbol:		            Buckeye GP Holdings L.P. (BGH)

Date of Event Requiring Statement:  	8/09/2006



Name:   			                    Carlyle/Riverstone Energy Partners II, L.P.

Name:   			                    C/R Energy GP II, LLC

Address:			                    c/o The Carlyle Group
			                            1001 Pennsylvania Avenue, N.W., Ste. 220 S.
			                            Washington, D.C. 20004-2505

Designated Filer:			            Carlyle/Riverstone BPL Holdings II, L.P.

Issuer & Ticker Symbol:		            Buckeye GP Holdings L.P. (BGH)

Date of Event Requiring Statement:  	8/09/2006



Name:   			                    Carlyle Investment Management LLC

Name:   			                    TC Group LLC

Name:   			                    TCG Holdings LLC

Address:			                    c/o The Carlyle Group
			                            1001 Pennsylvania Avenue, N.W., Ste. 220 S.
			                            Washington, D.C. 20004-2505

Designated Filer:			            Carlyle/Riverstone BPL Holdings II, L.P.

Issuer & Ticker Symbol:		            Buckeye GP Holdings L.P. (BGH)

Date of Event Requiring Statement:  	8/09/2006





SIGNATURES OF REPORTING PERSONS EACH DATED 08/10/2006

CARLYLE/RIVERSTONE ENERGY PARTNERS II, L.P.

By:	C/R Energy GP II, LLC
Its: General Partner


By:	Greg Beard
    Name:
	Title:  Authorized Person


C/R ENERGY GP II, LLC


By:	Greg Beard
    Name:
	Title:  Authorized Person



RIVERSTONE HOLDINGS, LLC


By:	Greg Beard
    Name:
	Title:  Authorized Person


CARLYLE INVESTMENT MANAGEMENT, L.L.C.


By:	By:  TC Group, L.L.C.
	Its: Managing Member

By:	TCG Holdings, L.L.C.
	Its: Managing Member

By:	   /s/ Daniel A. D'Aniello
	Name:  Daniel A. D'Aniello
	Title:  Managing Director


TCG HOLDINGS, L.L.C.


By:	   /s/ Daniel A. D'Aniello
    Name:  Daniel A. D'Aniello
	Title:  Managing Director



TC Group, L.L.C.

By:	TCG Holdings, L.L.C.
Its: General Partner


By:	   /s/ Daniel A. D'Aniello
    Name: Daniel A .D'Aniello
	Title:  Managing Director